                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss240.14a-11(c) or ss240.14a-12


                        Summit Brokerage Services, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)       Amount Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:

                        SUMMIT BROKERAGE SERVICES, INC.
                                25 Fifth Avenue
                           Indialantic, Florida 32903



August 8, 2002



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Summit Brokerage Services, Inc., a Florida corporation (the "Company"). The Annual Meeting will be held on Saturday, August 24, 2002 at 10:00 a.m. at the Hilton Melbourne Airport at Rialto Place, located at 200 Rialto Place, Melbourne, Florida.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you will of course have that opportunity.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.


                                    Sincerely,

                                    Marshall T. Leeds
                                    Chairman of the Board
                                    and Chief Executive Officer

                        SUMMIT BROKERAGE SERVICES, INC.
                                25 Fifth Avenue
                           Indialantic, Florida 32903

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 24, 2002


To Our Shareholders:

         The Annual Meeting of Shareholders of the Company will be held on Saturday, August 24, 2002 at 10:00 a.m. at the Hilton Melbourne Airport at Rialto Place, located at 200 Rialto Place, Melbourne, Florida, for the following purposes, as described in the attached Proxy Statement:

1.       To elect five members to the Company's Board of Directors.

2. To consider and act upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 shares to 50,000,000 shares.


3. To consider and act upon a proposal to increase the number of shares of common stock reserved for issuance under the Company's 2000 Incentive Compensation Plan from 900,000 shares to 4,000,000 shares.



4. To consider and act upon a proposal to approve certain stock option agreements between the Company and each of Marshall T. Leeds and Richard Parker, dated March 22, 2002.


5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on August 6, 2002 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.


                                    By Order of the Board of Directors,

                                    Mark F. Caulfield
                                    Chief Financial Officer, Secretary
                                    and Treasurer


Indialantic, Florida

Date: August 8, 2002


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        SUMMIT BROKERAGE SERVICES, INC.

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD AUGUST 24, 2002

         This Proxy Statement has been prepared and is furnished by the Board of Directors of Summit Brokerage Services, Inc., a Florida corporation (the "Company" or "Summit"), in connection with the solicitation of proxies for the 2002 Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m. on Saturday, August 24, 2002, at the Hilton Melbourne Airport at Rialto Place, located at 200 Rialto Place, Melbourne, Florida, and any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of meeting.

         It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about August 9, 2002. The Company's annual Form 10-KSB, including audited financial statements for the fiscal year ended December 31, 2001, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material. The Company's principal executive offices are located at 25 Fifth Avenue, Indialantic, Florida 32903.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of the Company at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission without additional compensation in respect therefor. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

                            PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

1.       To elect five members to the Company's Board of Directors.

2. To consider and act upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 shares to 50,000,000 shares.


3. To consider and act upon a proposal to increase the number of shares of common stock reserved for issuance under the Company's 2000 Incentive Compensation Plan from 900,000 shares to 4,000,000 shares.



4. To consider and act upon a proposal to approve certain stock option agreements between the Company and each of Marshall T. Leeds and Richard Parker, dated March 22, 2002.


5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting and any adjournments or postponements thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted (a) FOR the election of all five nominees for director, (b) FOR the proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the numbers of shares of common stock authorized for issuance from 20,000,000 shares to 50,000,000 shares, (c) FOR the proposal to increase the number of shares of common stock reserved for issuance under the Company's 2000 Incentive Compensation Plan from 900,000 shares to 4,000,000 shares, (d) FOR the proposal to approve certain option agreements between the Company and each of Marshall T. Leeds and Richard Parker, dated March 22, 2002, and (e) in the discretion of the proxy holders as to any other matter which may properly come before the Annual Meeting.


                      OUTSTANDING SHARES AND VOTING RIGHTS


         The Board of Directors has set the close of business on August 6, 2002 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,291,080 shares of common stock issued and outstanding, all of which are entitled to be voted on each matter to be presented at the Annual Meeting on the basis of one vote for each share held. A majority of these shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. The Company also has issued and outstanding as of the Record Date 100,000 shares of non-voting Series A 12% Cumulative Convertible Preferred Stock.


         In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker or nominee non-votes (instances where brokers or nominees are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are not. As to all matters to be voted on by shareholders at the Annual Meeting, abstentions and broker non-votes have no legal effect on whether a matter is approved. Directors or nominees are elected by a plurality of the votes cast. The affirmative vote of a majority of the votes cast is required for approval and ratification of: (i) the proposed amendment to the Company's Amended and Restated Articles of Incorporation, (ii) the increase in number of shares reserved for issuance under the Company's 2000 Incentive Compensation Plan, (iii) certain option agreements between the Company and each of Mr. Leeds and Mr. Parker, dated March 22, 2002, and (iv) any other matter that may be submitted to the vote of the shareholders.


         As of the Record Date, the directors and executive officers of the Company beneficially owned common stock representing 87.3% of the issued and outstanding shares of voting stock. Such persons have informed the Company that they intend to vote all of their shares of common stock in favor of all proposals set forth in this Proxy Statement.


         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of July 15, 2002, with respect to the beneficial ownership of the Company's common stock by: (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.



                             NO. OF SHARES      PERCENTAGE        NO. OF SHARES         PERCENTAGE
NAME OF BENEFICIAL         (WITHOUT SPECIAL   (WITHOUT SPECIAL    (WITH SPECIAL       (WITH SPECIAL
   OWNER(1)(2)               OPTIONS)(3)        OPTIONS(3)           OPTIONS)            OPTIONS)
------------------         ----------------   ----------------    ------------        -------------

Marshall T. Leeds            5,600,000(4)          54.4%          12,000,000(5)           71.9%
Richard Parker               4,022,765(6)          38.7%           4,522,765(7)           41.5%
Harry S. Green (8)              97,500              1.0%              97,500               1.0%
Steven C. Jacobs                   -0-              -0-                  -0-               -0-
Sanford B. Cohen                   -0-              -0-                  -0-               -0-
All officers and
  directors as a
  group (10 persons)        10,076,230(9)          88.5%          16,976,230(10)          92.9%

---------

(1) Unless otherwise noted, the address of each person or entity listed is Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903, except Mr. Cohen, whose address is c/o Prescott Valley Broadcasting Company, Inc., P.O. Box 26523, Prescott Valley, Arizona 86312.



(2) Based on 10,291,080 shares actually outstanding, and additional shares deemed to be outstanding as to a particular person in accordance with the following applicable rules of the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities that are exercisable within 60 days of the date of July 15, 2002, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Notwithstanding the foregoing, shares over which Mr. Leeds has only voting control are not included in the foregoing beneficial ownership table, but are discussed in footnotes 4 and 5 below.


(3) Excludes immediately exercisable options granted to Mr. Leeds and Mr. Parker on March 22, 2002 for 7,000,000 shares and 500,000 shares of common stock, respectively (for purposes of this table, individually and collectively defined as the "Special Options"). Also excludes an option granted to Mr. Parker on March 22, 2002 for 400,000 shares of common stock, vesting one-third in each of three years commencing March 22, 2003.


(4) Represents 5,600,000 shares of common stock, including 600,000 shares received in June 2002 upon partial exercise by Mr. Leeds of his Special Options. Excludes 4,290,765 shares of common stock beneficially owned by Mr. Parker but for which Mr. Leeds has sole voting power pursuant to a Shareholders' Voting Agreement and Irrevocable Proxy ("Voting Agreement") granted to him by Mr. Parker and his spouse in connection with the change of control (discussed below), which shares are represented as follows: (i) 3,241,595 outstanding shares beneficially owned by Mr. Parker; and (ii) 1,049,170 shares issuable pursuant to stock options (including Mr. Parker's Special Options referenced in footnote 3 above) which are exercisable within the next 60 days (the "Voting Trust Shares"). However, Mr. Leeds controls approximately 85.9% of the outstanding voting shares of the Company after including in his beneficial ownership 3,241,595 outstanding shares of Mr. Parker's that are subject to the Voting Agreement.


(5) Includes (i) 5,600,000 shares of common stock, and (ii) the remaining 6,400,000 shares available for issuance upon exercise of Mr. Leeds' Special Options which are exercisable within the next 60 days. Excludes the Voting Trust Shares referenced in footnote 4 above. However, Mr. Leeds would be deemed to beneficially control approximately 91.3% of the voting shares of the Company after including in his beneficial ownership the 3,241,595 outstanding shares of Mr. Parker's that are subject to the Voting Agreement and assuming the full exercise of Mr. Leeds' Special Options.

(6) Includes (i) 2,743,920 shares of common stock; (ii) 497,675 shares owed jointly with his spouse; (iii) 27,000 shares owned by his spouse;
         (iv) 549,170 shares issuable pursuant to stock options exercisable within the next 60 days; (iv) 45,000 shares he and/or his spouse control as trustees of two foundations and a trust; and (v) 160,000 shares issuable pursuant to stock options held by his spouse which are exercisable within the next 60 days.

(7) Includes the shares referenced in footnote 6 above together with 500,000 shares issuable upon exercise of Mr. Parker's Special Options. Excludes an option for 400,000 shares of common stock that vests one-third in each of three years commencing March 22, 2003.

(8) Includes 33,000 shares issuable pursuant to stock options exercisable within the next 60 days.

(9) Includes 1,088,635 shares issuable pursuant to options exercisable within the next 60 days. Excludes the Special Options referenced in footnote 3 above.

(10) Includes 7,988,635 shares issuable pursuant to options (including the Special Options) exercisable within the next 60 days.

RECENT CHANGE OF CONTROL

         On March 22, 2002, the Company, Marshall T. Leeds, and Richard Parker (at that time, the majority shareholder, Chairman of the Board and Chief Executive Officer of the Company) entered into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which Mr. Leeds agreed to purchase, subject to certain conditions, 5,000,000 shares of common stock newly issued by the Company (the "Stock Sale"), which purchase would make him the majority shareholder of the Company, and to become the Company's Chairman of the Board and Chief Executive Officer.

         On May 22, 2002, the parties closed the Stock Sale (the "Closing"), in connection with which the following matters occurred as contemplated:

         - Mr. Leeds became the holder of a majority of the Company's outstanding common stock, and also Chairman of the Board and Chief Executive Officer;

         - Mr. Parker resigned as Chairman of the Board and Chief Executive Officer, and became President, Chief Operating Officer and Vice-Chairman of the Board; and

         - Mr. Leeds and two of his designees, Steven C. Jacobs and Sanford B. Cohen, became directors, joining Mr. Parker and Harry S. Green, who remained on the Board.


         Prior to the Closing, in order to help address the Company's cash flow needs, the parties agreed to a series of interim loan arrangements whereby Mr. Leeds loaned an aggregate of $350,000 of his personal funds to Mr. Parker for use to purchase an aggregate of 3,500,000 shares of common stock from the Company, in anticipation of those shares subsequently being sold to Mr. Leeds at the Closing by Mr. Parker rather than by the Company. The loans were made on March 15, March 28, and May 17, 2002 in the amounts of $100,000, $150,000, and $100,000, respectively. Mr. Parker used the loan funds for that purpose, thus contributing $350,000 to the Company for 3,500,000 shares of newly issued common stock. The Closing was effected in that manner, so that Mr. Leeds purchased an aggregate of 5,000,000 shares for a total consideration of $500,000, but with 1,500,000 shares being issued directly by the Company for $150,000 of Mr. Leeds' personal funds and 3,500,000 shares (previously issued to Mr. Parker as part of the above interim loan arrangements) being transferred to him by Mr. Parker in cancellation of the $350,000 of loans. Upon the Closing and change of control, Mr. Leeds held 5,000,000 outstanding voting shares, representing approximately 51.6% of the Company's then issued and outstanding common stock. Subsequent to the Closing, on June 27, 2002, Mr. Leeds partially exercised an option he holds (discussed below) and acquired 600,000 additional shares of common stock for $.25 per share. As a result, he owns approximately 54.4% of the Company's outstanding voting stock.


         Also in connection with the Company's interim need for cash and assistance with its efforts to sustain operations pending the Closing, the parties agreed that Mr. Leeds would begin immediately to work with the Company in connection with its broker recruitment efforts and other select strategic matters. To reflect these arrangements, the Company entered into an employment agreement with Mr. Leeds, to serve as Director of Recruiting, in order to reflect both his commencement of such services as of March 22, 2002, and the grant to him of a fully vested stock option for 7,000,000 shares (with an exercise price of $.25 per share and other terms as discussed elsewhere in this Proxy Statement) also as of such March 22, 2002. As part of the Closing, Mr. Leeds' interim employment agreement as Director of Recruiting was amended and restated to reflect the long-term arrangements for his service as Chairman and Chief Executive Officer of the Company contemplated by the Purchase Agreement. If Mr. Leeds were to exercise his option for all the remaining 6,400,000 shares, he would be deemed to hold approximately 71.9% of the outstanding common stock.

         The Closing included the execution and delivery of a Shareholders' Voting Agreement and Irrevocable Proxy (the "Voting Agreement") whereby Mr. Parker and his spouse granted Mr. Leeds voting control with respect to 3,241,595 shares of outstanding common stock, consisting of 2,743,920 shares owned individually by Mr. Parker and 497,675 shares owned jointly by Mr. Parker and his spouse. The Voting Agreement also granted Mr. Leeds voting control with respect to 1,049,170 shares issuable upon the exercise of immediately exercisable options held by Mr. Parker, and 400,000 shares issuable upon the exercise of options held by Mr. Parker, which options do not start to vest until March 22, 2003. The Voting Agreement is terminable on the earlier of (a) May 22, 2007, (b) the date Mr. Leeds is no longer an executive officer or director of the Company or (c) the occurrence of certain change of control events. After giving effect to the Voting Agreement, Mr. Leeds is deemed to control 85.9% of the outstanding voting stock of the Company, which percentage would increase to 91.3% of the outstanding voting stock if he exercised his option.

I.       ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

         The Company's Bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors, which number shall not be less than one. There are currently five directors and the number of directors has been fixed by the Board of Directors at five. The Company's Bylaws provide that vacancies occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors or by the shareholders of the Company. The Company's officers serve at the discretion of the Board of Directors and are elected by the Board of Directors annually.

         Each director elected at the Annual Meeting will serve for a term expiring at the 2003 Annual Meeting of Shareholders or until a successor has been duly elected and qualified. Marshall T. Leeds, Richard Parker, Harry S. Green, Sanford B. Cohen and Steven C. Jacobs have been nominated as directors to be elected by the shareholders at this Annual Meeting, and proxies will be voted for Messrs. Leeds, Parker, Green, Cohen and Jacobs absent contrary instructions. All of the nominees are currently directors of the Company.

         The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that a nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominee, if any, and for such other person as may be designated by the Board of Directors.

         Certain biographical information regarding each nominee for election as a director of the Company is set forth under "Executive Officers and Directors" below.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL NOMINEES FOR DIRECTORS.

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:



       NAME                 AGE                           TITLE
------------------      ------------        --------------------------------------
Marshall T. Leeds            47              Chairman and Chief Executive Officer
                                             Vice-Chairman, President and Chief
Richard Parker               50              Operating Officer
                                             Chief Financial Officer, Secretary
Mark F. Caulfield            44              and Treasurer
Gregory J. Bentley           45              Executive Vice President
Ronald F. Caprilla           50              Vice President-Operations
                                             Vice President and Director of
Ronald M. George             51              Trading
Michael E. Dujovne           35              Vice President and Counsel
Harry S. Green               60              Director
Steven C. Jacobs             41              Director
Sanford B. Cohen             46              Director



         MARSHALL T. LEEDS, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. Mr. Leeds acquired a controlling interest in the Company on May 22, 2002 whereupon he became the Company's Chairman and Chief Executive Officer. From March 22, 2002 to May 22, 2002, he was engaged by the Company as its Director of Recruiting. Prior to joining the Company, Mr. Leeds was most recently Chairman and Chief Executive Officer of First Union Securities Financial Network, Inc. Prior to joining First Union, Mr. Leeds served as Chairman, President and Chief Executive Officer of JWGenesis Financial Corp., a publicly traded investment banking and securities brokerage concern that he co-founded in 1983. JWGenesis Financial Corp. was acquired by First Union Securities Financial Network, Inc. on January 1, 2001. Mr. Leeds is a past Chairman of the National Investment Bankers Association, Inc. and also served on the Independent Contractor Firm Committee of the Securities Industry Association.



         RICHARD PARKER, DIRECTOR, VICE CHAIRMAN, PRESIDENT AND CHIEF OPERATING OFFICER. Mr. Parker served as the Company's Chairman of the Board and Chief Executive Officer since founding the Company in 1993 until May 22, 2002, at which time he became the Company's Vice Chairman, President and Chief Operating Officer. Mr. Parker began his career in the financial services industry in 1974 as a licensed realtor. From 1975 to 1986,

Mr. Parker sold and managed real estate projects. In 1986, Mr. Parker became fully licensed to sell securities and insurance with Dean Witter. Following his tenure with Dean Witter, he became the branch manager of Anchor National Financial, now a SunAmerica company. With Anchor National, Mr. Parker was the second highest producer nationally among the company's several hundred licensed representatives. During this time, Mr. Parker incorporated and began doing business as Summit Financial Group, Inc. Summit Brokerage Services, Inc., a NASD licensed broker/dealer, and Summit Group of Companies were then formed by Mr. Parker in September 1993. Mr. Parker holds series 7, 63, 65 and 24 licenses, as well as life insurance and real estate licenses. Mr. Parker is employed full-time at Summit. Mr. Parker is also the sole shareholder of Educational Seminars of America, Inc., a provider of seminars for the financial planning industry.

         MARK F. CAULFIELD, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER. Mr. Caulfield has served as the Company's Chief Financial Officer, Secretary and Treasurer since January 1998. Mr. Caulfield is a Certified Public Accountant with over 23 years in financial management, serving in such key roles as Chief Financial Officer, Vice President of Finance and Administration, as well as Controller. During 1997-98, Mr. Caulfield served as CFO of Kallmart Telecommunications, a communications service provider. Prior to 1997, he had been involved with a number of similar rapidly growing companies, in such industries as hospitality management, travel and tourism, restaurants, and service contracting. He has served on numerous business, charitable, and community boards and committees. He and his family currently devote a great deal of time to church and Rotary involvement. He is also a member of several professional associations, including the American Institute of Certified Public Accountants. Mr. Caulfield is employed full-time at Summit.

         GREGORY J. BENTLEY, EXECUTIVE VICE PRESIDENT. Mr. Bentley is a financial services executive with over 20 years experience focusing on strategic marketing and product development in the financial services industry. He was recently Senior Vice President, Director of Insurance, for JWGenesis Financial Corp., Boca Raton, Florida, from 1999 to 2001, where he was responsible for developing the sales and marketing of annuities and other insurance products. Prior to joining that company, he served as President and Chief Operating Officer of Empire Financial Services, Longwood, Florida, from 1991 to 1999, responsible for operations and the development, sales and marketing of financial products. Prior to 1991, Mr. Bentley was Vice President and National Insurance Manger for Invest Financial Services, Tampa, Florida and Vice President of Empire Agency, Inc., Longwood, Florida, a subsidiary of Empire of America, FSB. Mr. Bentley received his B.A. in Business Administration in 1976 from State University College of New York.

         RONALD F. CAPRILLA, VICE PRESIDENT -- OPERATIONS. Mr. Caprilla has been Vice President of Operations of the Company since December, 2000. Prior to joining the Company, Mr. Caprilla had been a financial consultant and registered sales representative with A.G. Edwards & Sons, Inc., Melbourne, Florida, from 1982 to December 2000. Mr. Caprilla has worked in financial services during his entire career starting in military finance for the United States Army - Ft. Benning, Columbus, Georgia, after which he received a Bachelors Degree in Finance from the University of Central Florida, Orlando, Florida. Subsequent to graduation, he spent two years in the Peace Corps working for a Colombia development bank where he set up business management systems for small companies. Upon his return to the United States and prior to joining A.G. Edwards & Sons, Inc., Mr. Caprilla purchased and operated for four years a General Business Services franchise in Melbourne, Florida, that provided accounting and tax services to small businesses.

         RONALD M. GEORGE, VICE PRESIDENT AND DIRECTOR OF TRADING. Mr. George has been Vice President and Director of Trading for the Company since May, 2000. Mr. George is also currently involved with several other businesses and is an officer, director and principal owner of Trine, Ltd., an investment company located in Naples, Florida, with which he has been associated since January 1994. He is also an officer, director and principal owner of Euro-American Private Client Services, Inc., Bonita Springs, Florida, since December 2000, whose business is financial planning. He is an officer, director and principal owner of Euro-American Futures, Inc., Bonita Springs, Florida, a securities firm. From February 1999 to May 2000, Mr. George was a registered representative with and branch manager for First American Investment Banking Corporation, Naples, Florida; and, from January l998 to February 1999 he was a registered representative and branch manager of Securities & Investment Planning Co., Naples, Florida.

         MICHAEL E. DUJOVNE, VICE PRESIDENT AND COUNSEL. Mr. Dujovne joined the Company in September 2000 as Vice President working with compliance matters, and also as Director of Licensing and as corporate counsel. Prior to joining the Company, Mr. Dujovne practiced law with Reinman, Harrell, Graham, Mitchell & Waltwood, Melbourne, Florida, from 1991 through 1994. Thereafter, he practiced law as a sole practitioner in Melbourne, Florida from January 1995 through November 2000, during which time he represented the Company on certain matters. Mr. Dujovne received his Juris Doctor from The Georgetown University Law Center, Washington, D.C.

         HARRY S. GREEN, DIRECTOR. Mr. Green was elected a director of Summit in August 1998. From 1966 until he retired in 1994, Mr. Green worked for Wal-Mart Stores, Inc. After graduation from the University of Arkansas in 1970, he started in Wal-Mart's management program and was promoted to District Manager in 1977. In 1984, he was promoted to Regional Vice President and in 1988 he was Regional Vice President of Sam's, an affiliate of Wal-Mart. From 1990 to 1994, he worked with SuperCenters and was Operations Director for Bud's, an affiliate of Wal-Mart.

         STEVEN C. JACOBS, DIRECTOR. Mr. Jacobs is currently the Managing Partner of Tucker Ridge Financial Partners, LLC, a private investment banking and financial advisory firm serving emerging growth and middle market companies. For the ten year period prior to founding Tucker Ridge in October 2000, Mr. Jacobs held several senior executive investment banking positions, including having served for five years as the Senior Vice President and Managing Director of Investment Banking for JWCharles Financial Services, Inc., as well as a founding partner and Managing Director of Pinnacle Partners and its related entities. Immediately following his graduation from the University of Florida in 1982 with a Bachelors in Accounting, Mr. Jacobs held audit, tax and consulting positions with the international accounting and consulting firm of Deloitte Haskins + Sells (currently Deloitte & Touche), and subsequent thereto served as Manager of Tax and Special Projects for Microtel, Inc., one of the first independent long distance carriers in Florida (currently part of MCI Group). Mr. Jacobs also served as Chief Financial Officer for Corporate Securities Group, Inc., an NASD member broker/dealer (currently a subsidiary of First Union Securities).

         SANFORD B. COHEN, DIRECTOR. In 1985, Mr. Cohen founded Prescott Valley Broadcasting Co., Inc., owner of KPPV- FM and KQNA-AM radio stations in Prescott Valley, Arizona, and has been its President since its inception. From 1982 to 1984, Mr. Cohen was Vice President of National Phonecasting Co., a joint venture with Gannett Broadcasting Corp., a private company engaged in telephone broadcasting of financial information. Mr. Cohen received his B.A. degree in Economics in 1979 from Michigan State University.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires a reporting company's officers and directors and greater than ten percent shareholders (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and, if applicable, any exchange or national quotation system on which such company is listed. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in its proxy statement and annual report the names of Reporting Persons whom the Company knows to be delinquent in Section 16(a) filings for the previous fiscal year. Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports with respect to fiscal year 2001. However, all such reports were not filed on a timely basis. Mr. Richard Parker, President and Chief Operating Officer, filed two late reports on Form 4 and Mr. Harry Green, a director, filed one late report on Form 4.

BOARD MEETINGS AND COMMITTEES

         The Board held 2 meetings during the Company's fiscal year ended December 31, 2001 and took action 7 times by written consent. No incumbent director attended less than 75% of the aggregate number of Board or Committee meetings held during fiscal 2001. The Board does not have a nominating committee.

         The Board has a Compensation Committee comprised of Steven C. Jacobs and Sanford B. Cohen as of May 22, 2002. H. Lee Rust and Lester Wilmeth were the members of the Compensation Committee until their resignations from the Board in March and May 2002, respectively. The Compensation Committee is responsible for establishing the compensation of the Chief Executive Officer and the next four most highly paid executive officers, including salaries, bonuses, termination arrangements, stock options and other incentive compensation and executive officer benefits. The Compensation Committee did not meet in fiscal 2001. The Report of the Compensation Committee, as submitted by Mr. Wilmeth and included in the Company's Annual Report for fiscal 2001, is included below.

         The Board appointed an Audit Committee in August 2001 and its members as of May 22, 2002 are Steven C. Jacobs and Harry S. Green. H. Lee Rust and Lester Wilmeth were, together with Mr. Green, directors and members of the Audit Committee until the resignations of Messrs. Rust and Wilmeth from the Board in March and May 2002, respectively. The primary purpose of the Audit Committee is to assist the Board in its oversight of the Company's internal controls and financial statements and the audit process. In addition, the Audit Committee assists the Board in the selection of the Company's independent auditors and the fees to be paid to the independent auditors. The Board has not adopted a written charter of the Audit Committee. The Audit Committee did not meet in fiscal 2001. The report of the Audit Committee, as submitted by Mr. Wilmeth and Mr. Green and included in the Company's Annual Report for fiscal 2001, is included below.

BOARD COMPENSATION


         Historically, directors did not receive compensation for serving on the Board other than the grant of stock options from time to time at the discretion of the Board. Directors are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings. As of December 31, 2001, the Company had granted options for a total of 91,000 shares of common stock to directors in connection with their service on the Board. Effective March 22, 2002, non-officer, non-employee directors are paid $250 per meeting attended, and in connection with their service on the Board, each received stock options for 20,000 shares with an exercise price of $.50 per share.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

         The following table sets forth certain information for the fiscal years ended December 31, 2001, 2000 and 1999 concerning compensation paid to or earned by the Company's then Chairman of the Board and Chief Executive Officer (the "Named Executive Officer"). No other executive officers were paid or earned compensation in excess of $100,000 for such periods.

SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                           COMPENSATION AWARDS
                                              ANNUAL COMPENSATION (1)      -------------------
NAME AND PRINCIPAL             FISCAL         -----------------------          SECURITIES
    POSITION                    YEAR           SALARY           BONUS       UNDERLYING OPTIONS
-------------------           --------        --------          -----      -------------------
Richard Parker                12/31/01        $ 77,675           -0-           91,860(3)
    Chairman and              12/31/00        $ 45,756           -0-          404,440(4)
    Chief Executive
    Officer(2)                12/31/99        $188,471           -0-           95,000(5)

---------
(1) The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits extended to the Named Executive Officer. The aggregate amount of such compensation for the named executive officer is less than 10% of the total annual salary and bonus.

(2) As of May 22, 2002, Mr. Parker became the Company's President, Chief Operating Officer and Vice Chairman.

(3) Represents 10,000 options granted in 2001 that are exercisable at $1.00 per share until December 31, 2011, and 81,860 options granted in 2001 that are exercisable at $ .50 per share until December 31, 2011.


(4) Represents options granted in 2000 that are exercisable at $2.50 per share until 2010, 394,440 of which replaced the options granted in 1999 and described in footnote 5 below.



(5) Represents an option granted in 1999 that was exercisable at $2.50 per share until December 31, 2009. This option was canceled and replaced by the options described in footnote 4 above.


STOCK OPTIONS GRANTED IN FISCAL 2001

         The following table sets forth certain information concerning grants of options made during fiscal 2001 to the Named Executive Officer.


                                                                                                  POTENTIAL REALIZED VALUE
                                                                                                  AT ASSUMED ANNUAL RATES
                                                  PERCENT                                             OF STOCK PRICE
                    NUMBER OF SECURITIES         OF TOTAL                                              APPRECIATION
                         UNDERLYING            OPTIONS/SARS                                          FOR OPTION TERM(1)
                          OPTIONS/              GRANTED TO         EXERCISE                      -------------------------
                            SARS                EMPLOYEES          OR BASE        EXPIRATION
     NAME               GRANTED (#)              IN 2001         PRICE ($/SH)        DATE          5% ($)         10% ($)
--------------      ---------------------      ------------      ------------    -----------     ---------      ----------

Richard Parker            10,000                    3%              $1.00         12/31/11       $   815        $  1,629
                          81,860                   24%              $0.50         12/31/11       $66,671        $106,162


---------
(1) The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set by the SEC, and therefore are not intended to forecast possible future appreciation, if any, of the market price of the common stock.

AGGREGATE OPTION EXERCISES

         No stock options were exercised by the Named Executive Officer in fiscal 2001.

EMPLOYMENT AGREEMENTS

         Effective May 22, 2002, the Company entered into a two-year employment agreement with Richard Parker who is the Company's President, Chief Operating Officer and Vice-Chairman. The employment agreement provides that, in consideration for Mr. Parker's services, he is to be paid a base salary of $50,000 initially which will be subject to increase upon specified Company performance goals being met. He will receive an override or fee equal to 3% of the first twelve month's gross production generated by brokers recruited by him or his affiliate, Educational Seminars of America, Inc., who remain with the Company for at least 12 months. Mr. Parker will also receive commission income generated by him for his production as a registered representative with the Company. The agreement provides for a 12-month severance arrangement upon termination without cause or in connection with a change of control, as such terms are defined in the employment agreement. Mr. Parker has the right to terminate the employment agreement upon 60-days notice to the Company.

         Mr. Parker received an immediately exercisable option for 500,000 shares of the Company's common stock at an exercise price of $.10 per share, and an option for 400,000 shares at an exercise price of $.50 per share, vesting over three years, pursuant to option agreements dated March 22, 2002. For a description of these options, see the discussion under "III. Proposal to Approve Certain Stock Option Agreements Between the Company and Each of Marshall T. Leeds and Richard Parker."


         The Company entered into an employment agreement with Marshall T.
Leeds dated March 22, 2002 pursuant to which he was employed by the Company as its Director of Recruiting in connection with its broker recruitment efforts and other strategic matters. In connection with his employment, Mr. Leeds received an option exercisable for 7,000,000 shares of common stock at an exercise price of $.25 per share pursuant to an option agreement dated March 22, 2002. For a description of the option, see the discussion under "III. Proposal to Approve Certain Stock Option Agreements Between the Company and Each of Marshall T. Leeds and Richard Parker dated March 22, 2002." On May 22, 2002, his employment agreement was amended and restated for a term of two years and pursuant to which Mr. Leeds became the Company's Chief Executive Officer and Chairman. The employment agreement, as amended and restated, provides that, in consideration for Mr. Leed's services, he is to be paid a base salary of $50,000, which will be reviewed annually. He will receive an override or fee equal to 3% of the first twelve month's gross production generated by brokers recruited by him who remain with the Company for at least 12 months. Mr. Leeds will also receive commission income generated by him for his production as a registered representative with the Company. The agreement provides for a 12-month severance arrangement upon termination without cause or in connection with a change of control, as such terms are defined in the employment agreement. Mr. Leeds has the right to terminate the employment agreement upon 60-days notice to the Company.


2000 INCENTIVE COMPENSATION PLAN

         The Company's 2000 Incentive Compensation Plan (the "Plan") was approved by the Board of Directors and shareholders in fiscal 2000. The Company's Plan is currently administered by the Company's Board of Directors. For a summary of the Plan, please refer to the description under "II. Proposal to Increase the Number of Shares of Common Stock Reserved for Issuance Under the Company's 2000 Incentive Compensation Plan from 900,000 Shares to [4,000,000] Shares."

OPTIONS GRANTED OUTSIDE OF THE COMPANY'S 2000 INCENTIVE COMPENSATION PLAN

         As of December 31, 2001, the Company had outstanding options to purchase an aggregate of 1,008,478 shares of common stock, all of which have an exercise price of $2.50 per share. All such options have a term of ten years from the date of grant unless otherwise terminated in accordance with their terms. Of such outstanding options granted outside of the Plan, options for approximately 861,701 shares were immediately exercisable as of December 31, 2001.

EQUITY COMPENSATION PLAN INFORMATION


         The following table summarizes share information about the Company's equity compensation plans, including the 2000 Incentive Compensation Plan and non-plan equity compensation agreements as of December 31, 2001.


                                   NUMBER OF
                              SECURITIES TO BE                                            NUMBER OF
                                ISSUED UPON               WEIGHTED-AVERAGE                SECURITIES
                                EXERCISE OF               EXERCISE PRICE OF            REMAINING AVAILABLE
                                OUTSTANDING                 OUTSTANDING                FOR FUTURE ISSUANCE
                             OPTIONS, WARRANTS           OPTIONS, WARRANTS               UNDER EQUITY
   PLAN CATEGORY                 AND RIGHTS                AND RIGHTS                 COMPENSATION PLANS
--------------------      ------------------------      -----------------             --------------------

Equity Compensation
 Plans Approved By
 Shareholders (1)                1,181,178                  $1.77                        273,262(2)
Equity Compensation
 Plans Not Approved
 by Shareholders (3)               454,038                  $2.50                            -0-
Total                            1,635,216                  $1.97                        273,262


---------
(1) Includes 626,738 shares subject to outstanding options under the 2000 Incentive Compensation Plan, and 554,440 shares subject to non-plan option agreements outstanding as of December 31, 2001.

(2) Represents shares available for award grants under the 2000 Incentive Compensation Plan as of December 31, 2001.

(3) Represents shares subject to non-plan option agreements outstanding as of December 31, 2001.


         The equity compensation plans not approved by shareholders consist of outstanding options for 454,038 shares of the Company's common stock (as of December 31, 2001) pursuant to option agreements dated May 16, 2000, the form of which for 254,732 shares is attached to this Proxy Statement as Exhibit A and the form of which for 199,306 shares is included as an exhibit to the Company's quarterly report on Form 10-QSB for the quarter ended June 30, 2000 and filed with the SEC on August 14, 2000. The options for 254,732 shares vested one-fourth each year commencing November 1, 2000; however, under their change of control provisions, all of the options became vested upon Marshall T. Leeds acquiring a majority interest in the Company. The terms of the options for 199,306 shares are the same as the other options except that they vested immediately upon grant. All the options have an exercise price of $2.50 per share. The unexercised portion of the options expire on May 16, 2010, unless terminated earlier in the event of termination of employment: (i) three months after voluntary termination by the optionee, (ii) immediately upon termination by the Company for cause (defined as willful misconduct or gross negligence),
(iii) 12 months after termination by reason of disability; (iv) 12 months after the optionee's death; and (v) immediately in the event that the optionee files any lawsuit or arbitration claim against the Company, or any of its affiliates.


         The optionees may pay the exercise price with respect to their options either in cash, by check, with already owned shares of common stock of the Company that have been held by the optionee for at least six (6) months (or such other shares as will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), by delivery of a properly executed exercise notice together with documentation required by the Company to effectuate a "cashless exercise," a combination of the above, or such other consideration or in such other manner as may be determined by the Company.

         The option agreements provide for appropriate adjustment of the number of shares subject to the options and the exercise price of the options in the event of any increase or decrease in the number of issued and outstanding shares of the Company's capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company. The Company has discretion to make appropriate antidilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization of the Company or a sale or other disposition of substantially all of the Company's assets.


         The options are not assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option is exercisable only by him or her. Subject to vesting, the options may be exercised, in whole or in part, at any time prior to termination or expiration.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

GENERAL


         The Compensation Committee of the Board of Directors during fiscal year 2001 consisted of H. Lee Rust and Les Wilmeth, effective August 4, 2001. Mr. Rust resigned as a director in March 2002 and Mr. Wilmeth resigned as a director on May 22, 2002. Effective May 22, 2002, the Compensation Committee consists of Steven C. Jacobs and Sanford B. Cohen, each a non-employee director of the Company. Since this report relates to fiscal 2001, it is the same report that is included in the Company's Annual Report for fiscal 2001. The Compensation Committee administers the Company's executive compensation program, monitors corporate performance and its relationship to compensation for executive officers, and makes appropriate recommendations concerning matters of executive compensation.


COMPENSATION PHILOSOPHY

         The Company has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad-based management talent required to achieve the Company's business objectives and increase shareholder value. There are two major components to the Company's compensation program: base salary and incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

         The Company's salary levels for executive officers, including its Chief Executive Officer, are intended to be consistent with competitive pay practices of similarly-sized companies within the industry. In determining executive officers' salaries, the Compensation Committee considers level of responsibility, competitive trends, the financial performance and resources of the Company, general economic conditions, as well as factors relating to the particular individual, including overall job performance, level of experience and prior service, and knowledge of the job.

INCENTIVES

         Incentives consist of stock options. The Compensation Committee strongly believes that the compensation program should provide employees with an opportunity to increase their ownership and potential for financial gain from increases in the Company's stock price. This approach closely aligns the best interests of shareholders and Registered Representatives, executives and employees. Therefore, executives and other employees and Registered Representatives are eligible to receive stock options, giving them the right to purchase shares of the Company's common stock at a specified price in the future. Stock option grants are determined by the Company's Board of Directors for all employees except the four most highly compensated, and as to those executives, the Compensation Committee determines stock options. The grant of options is based primarily on an individual's potential contribution to the Company's growth and profitability, as measured by the market value of the Company's common stock.


                                    Respectfully submitted,
                                    THE COMPENSATION COMMITTEE

                                    Les Wilmeth

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS ON MATTERS RELATING TO THE AUDITED FINANCIAL STATEMENTS



         The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company's internal controls and financial statements and the audit process. The Company does not have an audit committee charter. As of May 22, 2002, the audit committee members are Steven C. Jacobs and Harry S. Green. Since this report relates to fiscal 2001, it is submitted by the audit committee for fiscal 2001.


         Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Moore Stephens Lovelace, P.A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

         Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee with regard to its oversight functions referred to below, the Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Moore Stephens Lovelace, P.A. is in fact independent.



                                    Respectfully submitted,
                                    THE AUDIT COMMITTEE


                                    Harry S. Green
                                    Les Wilmeth

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



         The Company advanced certain funds on behalf of companies wholly-owned by Richard Parker, a principal shareholder and an executive officer and director of the Company. During fiscal 1999, the Company paid expenses of $5,739 on behalf of Educational Seminars of America, Inc., a company wholly-owned by Mr. Parker (ESA). ESA conducts educational and training seminars for financial planners and generates income from fees paid by participants. At December 31, 2001, there remained a receivable of $1,456 for such expenses. The receivable was not evidenced in writing and was repaid in fiscal 2002.



         ESA occupies a desk and 15% of the work space at the Company's headquarters. ESA conducts training seminars for financial planners. Frequently the seminar attendees become Registered Representatives of the Company, bringing not only their expertise to the Company, but their customer base as well. The Company received $29,015 in commissions in fiscal 1999 from ESA for referrals to the seminars conducted by ESA.


         Until May 22, 2002, the Company leased approximately 6,000 square feet of office space for its headquarters from First America Living Trust, Inc., a company wholly-owned by Mr. Parker ("First America"). Annual lease payments were $109,200. The Company paid rent under this lease of $109,200 in each of fiscal 2001 and 2000. At December 31, 2000 the Company had advanced $3,251 to First America for expenses paid on behalf of First America, which amount was repaid during 2001.


         The foregoing lease for the Company's headquarters was terminated effective May 22, 2002 at which time a new lease was entered into between First America and the Company for approximately 5,100 square feet of the premises. The remaining space is occupied by Educational Seminars of America, Inc., an affiliate of Mr. Parker's, under separate lease agreement between First America and Educational Seminars of America, Inc. The new lease for the Company's headquarters expires May 13, 2004, subject to renewal for an additional period of three years at the Company's option. Monthly lease payments are $8,321.14. The monthly payment may be increased by the landlord up to 3% per year to cover expenses; and, such increase may exceed 3% if actual expenses are more; however, if the Company refuses such increase, the lease may be terminated by either the Company or the landlord.



         The Company advanced expenses for Summit Group of Companies, Inc., wholly-owned by Richard Parker, which outstanding unpaid balance at December 31, 2001 and 2000 was $16,183 and $19,233, respectively. The receivable is not evidenced in writing.


         At December 31, 2000, the Company had a note receivable of $22,294 from an officer of the Company. The note was repaid during 2001.

         At December 31, 2001, the Company had $30,000 due from Richard Parker. The outstanding balance was noninterest-bearing and was repaid in January 2002.

         In December 1993, the Company entered into a written management agreement with Summit Group of Companies, Inc., a corporation wholly-owned by Richard Parker, whereby the Company paid a management fee to cover overhead expense related to administrative services, and clerical and accounting matters. Under the agreement, the management fee was equal to 95% of the prior month's net income of the Company. For purposes of the agreement, net income was defined as gross income from whatever source, less commissions paid to Registered Representatives and commission re-allowed to other broker-dealer firms and other expenses, excluding the monthly management fee and income taxes incurred by the Company. The management fees may be reduced or waived for any month where necessary to insure that the Company's net capital does not fall below $100,000 and/or the ratio of the Company's aggregate indebtedness to net capital does not exceed 1,000%, as such terms are defined by the NASD. The term of the agreement was for one year and can be extended for additional consecutive one-year terms unless either party notifies the other at least one month prior to the completion of any one-year term of its desire to terminate the agreement. The management agreement was terminated effective January 1, 2000. In order to reflect the true costs of the support services, the Company has, instead of following the management agreement, reflected all support services costs paid by such management company on the Company's behalf in the Company's financial statements at December 31, 1999 and 1998. The total fees paid to this related party pursuant to the agreement were $1,156,235 and $885,482 for 1999 and 1998, respectively.

         Management believes that the terms of the foregoing arrangements were no less favorable to the Company than the Company could have obtained from non-affiliated third parties. The Company anticipates that all future transactions with its affiliates, if any, will be on terms believed by management to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of disinterested directors.

II. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 20,000,000 SHARES TO 50,000,000 SHARES


         On July 9, 2002, the Board of Directors approved, subject to approval of the shareholders, an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amendment") to increase the number of shares of common stock authorized for issuance from 20,000,000 shares to 50,000,000 shares. The form of Amendment approved by the Board of Directors is attached to this Proxy Statement as Exhibit B.


PURPOSE OF AMENDMENT


         The Company's Amended and Restated Articles of Incorporation ("Articles of Incorporation") currently authorize for issuance 20,000,000 shares of common stock, which is an insufficient capitalization given the number of shares of common stock currently issued and outstanding, the number of options to purchase common stock currently outstanding and the Company's present financing plans. In particular, as of July 15, 2002, the Company has outstanding 10,291,080 shares of common stock, Plan options to purchase an aggregate of 796,643 shares of common stock, and non-plan options to purchase 9,499,478 shares of common stock. The Company has also reserved 150,000 shares of common stock for issuance upon conversion of 125,000 shares of its Series A 12% Cumulative Convertible Preferred Stock. In addition, on July 9, 2002, the Board of Directors reserved an additional 10,000,000 shares of common stock for issuance upon conversion of another series of preferred stock for which the Company is contemplating a private placement. In addition, there are 103,357 shares of common stock currently remaining reserved under the Company's 2000 Incentive Compensation Plan for future grants of stock options, which will increase to [4,000,000] shares upon approval of Proposal III at the Annual Meeting. Therefore, the Company has outstanding and reserved shares for more common stock than the Company currently has authorized for issuance under the current capitalization authorized in the Company's Articles of Incorporation.


RECOMMENDATION OF THE BOARD OF DIRECTORS



         The Board of Directors has approved the Amendment to the Articles of Incorporation increasing the amount of authorized common stock from 20,000,000 shares to 50,000,000 shares and recommends to the shareholders that they approve the Amendment. Upon the shareholders' approval of the Amendment increasing the authorized shares of common stock, the Company will cause the Amendment to be executed and filed with the Florida Secretary of State.



         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 20,000,000 SHARES TO 50,000,000 SHARES.



III. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S 2000 INCENTIVE COMPENSATION PLAN FROM 900,000 SHARES TO 4,000,000 SHARES.



         In July 2000, the Company established the 2000 Incentive Compensation Plan (the "Plan"). The terms of the Plan provide for grants of stock options (incentive and non-statutory), stock appreciation rights ("SARs") and restricted stock to employees and consultants of the Company capable of contributing to the Company's performance.

         As of July 15, 2001, 103,357 shares remain available for issuance under the Plan.

AMENDMENT TO THE PLAN


         In July 2002, the Board approved, subject to approval of the shareholders, an amendment to the Plan to increase the number of shares of common stock reserved for issuance under the Plan from 900,000 shares to [4,000,000] shares. As noted above, only 103,357 shares currently remain eligible for grant under the Plan. A copy of the entire text of the Plan, as proposed to be amended, is attached as Exhibit C to the Proxy Statement. The summary, set forth below, is qualified in its entirety by reference to the attached full text of the proposed revised Plan. Shareholders are encouraged to read the actual text of the Plan in its entirety.


         The purpose of increasing the number of shares available for issuance is to ensure that the Company will continue to be able to attract and retain key employees, independent sales representatives, directors and consultants, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company. Further, the Company may determine to bring into the Plan certain options for 1,191,000 shares of common stock held by certain employees, registered representatives, officers and directors under option agreements dated March 22, 2002 (which options have an exercise price of $.50 per share and vest one-fourth over each of four years commencing March 22, 2003), provided such action does not result in a material financial accounting charge, if any, to the Company. If such options are subsequently included in the Plan, the number of shares available for Awards under the Plan would be reduced by 1,191,000 shares.


         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Currently under the Plan, the total number of shares of common stock that may be subject to the granting of Awards under the Plan at any time during the term of the Plan is 900,000 shares, plus the number of shares with respect to which Awards previously granted under the Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.


         The Plan limits the number of shares which may be issued pursuant to incentive stock options to 900,000 shares, which will increase to 4,000,000 shares upon approval of this Proposal III by shareholders at the Annual Meeting.


         In addition, the Plan imposes individual limitations on the amount of certain Awards in part to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 200,000 shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

         The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan. As of June 30, 2002, approximately 85 persons were eligible to participate in the Plan.

         ADMINISTRATION. The Plan is to be administered by a committee designated by the Board of Directors consisting of not less than two directors (the "Committee"), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. Subject to the terms of the Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

         STOCK OPTIONS AND SARS. The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than 100% of the fair market value of a share of common stock on the date of grant. For purposes of the Plan, the term "fair market value" means the fair market value of common stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

         RESTRICTED AND DEFERRED STOCK. The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

         DIVIDEND EQUIVALENTS. The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other Awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, Awards or otherwise as specified by the Committee or the Board.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee or the Board is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other Awards in lieu of Company obligations to pay cash under the Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

         OTHER STOCK-BASED AWARDS. The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

         PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of common stock or other Awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

         Subject to the requirements of the Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

         OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of common stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

         ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the Board on the date the Award is granted (the "Incumbent Board"), and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board, or (c) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Plan will terminate at such time as no shares of common stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

         SECURITIES ACT REGISTRATION. The Company intends in the future to register the shares of common stock available for Awards under the Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS. The Plan, as amended, is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.


         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Plan, as amended, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.



         If an Optionee pays for shares of stock on exercise of an Option by delivering shares of the Company's common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.


         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Plan, as amended, provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.


         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.


         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         STOCK AWARDS. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Plan, as amended (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

         The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, as amended, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

         STOCK APPRECIATION RIGHTS. The Company may grant SARs separate from any other Award ("Stand-Alone SARs") or in tandem with Options ("Tandem SARs") under the Plan, as amended. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

         With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of Stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Stock on the day it is received over any amounts paid by the recipient for the Stock.

         With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of Stock over the exercise price.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

         DIVIDEND EQUIVALENTS. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of Stock acquired as a result of an Award.

         PLAN BENEFITS. The following table sets forth certain information as of December 31, 2001 regarding options granted during fiscal 2001 under the Plan to the persons and groups indicated.

                                                                                                     STOCK OPTIONS
                                                                                       -----------------------------------------
                                                                      PERFORMANCE      NUMBER OF OPTIONS       VALUE OF OPTIONS
         NAME AND POSITION OR GROUP                                      BONUS              GRANTED               GRANTED(1)
--------------------------------------------------------------------  -----------      -----------------       -----------------
Richard Parker, President and Chief Operating Officer                     -0-                  81,860                 $-0-
                                                                                               10,000                 $-0-
All current executive officers as a group (7 persons)                     -0-                 347,360                 $-0-
All current directors who are not executive officers (3 persons)          -0-                  10,000                 $-0-
All employees, other than executive officers (31 persons)                 -0-                 114,381                 $-0-

--------------------
(1) The dollar value is calculated by multiplying (a) the difference between $.275 (the closing sale price of the Company's common stock as reported on the NASD OTC Electronic Bulletin Board on December 31, 2001 and the option exercise price by (b) the number of shares underlying the option.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Company believes that Awards granted under the Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee or the Board in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2000 INCENTIVE COMPENSATION PLAN FROM 900,000 SHARES TO 4,000,000 SHARES.




IV. PROPOSAL TO APPROVE CERTAIN OPTION AGREEMENTS BETWEEN THE COMPANY AND EACH OF MARSHALL T. LEEDS AND RICHARD PARKER, DATED MARCH 22, 2002.


         The Board of Directors of the Company awarded to Marshall T. Leeds an option to purchase 7,000,000 shares of common stock (the "Leeds Option"), immediately exercisable at an exercise price of $.25 per share pursuant to a Non-Qualified Stock Option Agreement dated March 22, 2002 (the "Leeds Option Agreement"), a copy of which is attached hereto as Exhibit D. The Leeds Option Agreement expires on December 31, 2007, subject to earlier termination under certain circumstances.

         The Board of Directors of the Company awarded to Richard Parker: (a) an option to purchase 400,000 shares of common stock at an exercise price of $.50 per share, vesting over 3 years commencing on March 22, 2003, pursuant to a Non-Qualified Stock Option Agreement dated March 22, 2002 (the "First Parker Option Agreement") a copy of which is detailed hereto as Exhibit E, and (b) an option for 500,000 shares of common stock, immediately exercisable at $.10 per share pursuant to a Non-Qualified Stock Option Agreement dated March 22, 2002 (the "Second Parker Option Agreement"), a copy of which is attached hereto as Exhibit F. Collectively, the First Parker Option Agreement and the Second Parker Option Agreement are referred to as the "Parker Option Agreements". The Parker Option Agreements expire on December 31, 2007; however, the First Parker Option is subject to earlier termination under certain circumstances.


         Shareholder approval of the Leeds Option Agreement and the Parker Option Agreements is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").


CERTAIN TERMS AND CONDITIONS OF THE OPTION AGREEMENTS


         The other terms and provisions of the Parker Option Agreements and the Leeds Option Agreement are substantially similar, and the following is a summary of certain principal features of those option agreements. This summary is qualified in its entirety by reference to the complete texts of the option agreements attached hereto as Exhibits D, E and F.

         Richard Parker and Marshall T. Leeds are referred to herein collectively as the "Optionees." In addition, the Parker Options and the Leeds Option are referred to herein collectively as the "Options" and the Parker Option Agreements and the Leads Option Agreement are referred to herein collectively as the "Option Agreements."



         The Option Agreements provide that the Optionees may pay the exercise price with respect to their Options either in cash, by check, with already owned shares of common stock of the Company that have been held by the Optionee for at least six (6) months (or such other shares as the Compensation Committee determines will not cause the Company to recognize a financial accounting charge), by delivery of a properly executed exercise notice together with documentation required by the Company, or such other consideration or in such other manner as may be determined by the Compensation Committee in its sole discretion.


         The unexercised portion of the Leeds Option and the First Parker Option shall automatically be terminated (a) immediately for Cause, as defined in the Optionee's employment agreement (which means (i) Optionee's material breach or, or refusal to perform his duties which, if curable, is not cured within 30 days after Optionee's receipt of written notice of such breach or refusal; (ii) commission of fraud, embezzlement, misappropriation of funds, or breach of fiduciary duty in connection with Optionee's performance of his duties as an employee; (iii) commission of any crime involving moral turpitude, or (iv) gross negligence in the performance of Optionee's duties which, if curable, is not cured within 30 days after receipt of written notice of such negligence; (b) 90 days after Optionee's (i) voluntary termination, (ii) Optionee's mental or physical disability, or (iii) death. However, any unvested portion of the Leeds Option and First Parker Option become immediately vested and exercisable, and shall run the full term of the respective option agreements if Optionee's employment is terminated by the Company without Cause or by the Optionee with Good Reason, as defined in the Optionee's employment agreement (which means (i) the Company's insubstantial, uncured breach of the compensation provisions of the employment agreement; (ii) requiring the Optionee to be relocated outside of Florida; and (iii) any purported termination by the Company of Optionee's employment otherwise than for Cause or by reason of the Optionee's disability prior to the expiration date of the employment agreement). The Second Parker Option is not subject to such termination provisions.

         Under the terms of the Option Agreements, the Company is obligated to pay the amount of Optionee's income tax liability incurred by him upon exercise of the Options, or any portion thereof, that is directly related to such exercise. However, the amount of the Company's obligation shall not exceed the amount of tax benefit the Company receives as direct result of the Optionee's exercise of the Options or portion thereof. Coverage of such tax by the Company will be made in the form of a bonus to the Optionee, which will be also subject to the same tax coverage by the Company, up to a maximum amount of the Company's tax benefit derived from such bonus. The amount of the total tax liability of the Optionee (and therefore, the Company's liability, up to a maximum of the tax benefit to the Company in connection with the foregoing) shall be calculated pursuant to a formula specified in the Option Agreements. Thus, to the extent the Company is able to deduct as an expense the amount of the Optionee's income tax liability incurred by him as a result of the exercise of the Option (and any bonus payment to the Optionee required to cover such tax), the Company is obligated to pay the income tax liability of the Optionee, up to the amount of the deduction allowed the Company.

         To prevent dilution of the rights of the Optionees, the Option Agreements provide for appropriate adjustment of the number of shares subject to the Options and the exercise price of the Options in the event of any increase or decrease in the number of issued and outstanding shares of the Company's capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company. The Compensation Committee has discretion to make appropriate antidilution adjustments to the outstanding Options when such adjustments become appropriate so as to preserve but not increase the benefits under the Options.

         The Options are not assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option is exercisable only the Optionee. The Options may be exercised, in whole or in part, at any time prior to termination of expiration, subject to any vesting schedule.

FEDERAL INCOME TAX CONSEQUENCES OF THE OPTIONS.

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Options based on federal income tax laws in effect on July 1, 2002. This summary is not intended to be complete and does not describe state or local tax consequences.

         The Options are not qualified under the provisions of section 401(a) of the Code and are not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. On exercise of the Option, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.


         If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.


         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).


         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Company is limited in the number of shares of its capital stock it can award on an individual basis to employees, officers, directors and independent contractors under its 2000 Incentive Compensation Plan. Occasionally it is necessary to exceed these limits to attract and retain qualified personnel and in such cases, options are awarded outside of the Plan. Further, there may be an insufficient number of total shares available in the Plan, thereby necessitating grants of non-plan awards. In addition, shareholder approval of the Option Agreements is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Code.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THE OPTION AGREEMENTS BETWEEN THE COMPANY AND EACH OF MARSHALL T. LEEDS AND RICHARD PARKER, DATED MARCH 22, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS


GENERAL


         The Company's Board of Directors has renewed its arrangement with Moore Stephens Lovelace, P.A. to be its independent auditors for the fiscal year ending December 31, 2002. Moore Stephens Lovelace, P.A. was initially engaged on October 4, 2001, following the dismissal of the accounting firm of Hoyman, Dobson & Company, P.A. A representative of Moore Stephens Lovelace, P.A. is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         On October 4, 2001, the Company dismissed the firm of Hoyman, Dobson & Company, P.A. ("Hoyman") as the Company's independent auditors. The decision to change auditors was approved by the Company's Board of Directors.

         On October 9, 2001, the Company filed a Current Report on Form 8-K with the SEC, as amended on Form 8-K/A filed with the SEC on October 18, 2001, stating that it had dismissed Hoyman. In the Current Report, the Company stated that: (a) the audit reports of Hoyman for the last two fiscal years ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles; (b) during the two fiscal years ended December 31, 2000 and the subsequent interim period preceding the date of Hoyman's concurring letter (referenced below), there were no disagreements with Hoyman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Hoyman's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with issuing its reports; and (c) neither have there been any accounting disagreements nor reportable events within the meaning of paragraphs (1) through (3) of Item 304(a)(1)(iv)(B) of SEC Regulation S-B for those periods. Hoyman concurred with the foregoing statements in this paragraph in a letter addressed to the SEC. That letter is included in our Current Report on Form 8-K filed with the SEC on October 9, 2001, and the Form 8-K/A filed with the SEC on October 18, 2001.

AUDIT FEES

         The aggregate fees billed by Moore, Stephens & Lovelace, P.A. for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $41,730.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Moore, Stephens & Lovelace, P.A. did not provide the Company with services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

         Moore, Stephens & Lovelace, P.A. did not provide the Company with any services other than the audit and review services described above under "Audit Fees."

OTHER BUSINESS

         The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company no later than April 10, 2003 in order to be considered for inclusion in the Company's 2003 Proxy Statement and form of proxy related to that meeting. If the Company is not notified of a shareholder proposal by April 10, 2003, then the management proxies may have the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the proxy statement. In submitting proposals, shareholders must comply with the Company's advance notice provisions contained in its amended bylaws and the rules and regulations promulgated by the SEC relating to shareholder proposals. The Company will provide a copy of the advance notice provisions from its Bylaws without charge upon written request. Shareholder proposals and requests for copies of the advance notice provisions should be addressed to Mark F. Caulfield, Chief Financial Officer, Secretary and Treasurer, Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903.

                          ANNUAL REPORT AND FORM 10-KSB

         The Company will provide to the recipients of this Proxy Statement, upon written request and without charge, additional copies of its Annual Report on Form 10-KSB. Written requests for the Company's Form 10-KSB, or any exhibits referred to therein, should be addressed to: Summit Investor Relations Dept., c/o Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903.

         Kindly date, sign and return the enclosed proxy card.


                               By Order of the Board of Directors,



                               ----------------------------------------------
                               Mark F. Caulfield
                               Chief Financial Officer, Secretary & Treasurer


ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                    EXHIBITS


Exhibit A - Form of Non-Qualified Option Agreement

Exhibit B- Form of Amendment to Amended and Restated Articles of Incorporation.

Exhibit C - 2000 Incentive Compensation Plan, amended as proposed.

Exhibit D - Stock Option Agreement between the Company and Marshall Leeds, dated March 22, 2000.

Exhibit E - Stock Option Agreement between the Company and Richard Parker, dated March 22, 2002.

Exhibit F - Stock Option Agreement between the Company and Richard Parker, dated March 22, 2002.

                                                                      EXHIBIT A


                                    FORM OF
                        SUMMIT BROKERAGE SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      FOR
                               [NAME OF OPTIONEE]


                                   AGREEMENT

         1. Grant of Option. SUMMIT BROKERAGE SERVICES, INC. (the "Company") hereby grants, as of May 16, 2000, to _________________ (the "Optionee") an option (the "Option") to purchase up to ______ shares of the Company's Common Stock, $.0001 par value (the "Stock"), at an exercise price per share equal to $2.50 (the "Option Price"). The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

         2. Exercise Schedule. Except as otherwise provided in Section 5 or 9 of this Agreement, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of shares of Stock as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of shares of Stock granted as indicated beside the date, provided that the Optionee has been continuously employed by or performs services to the Company through and on the applicable Vesting Date:

                  Percentage of Stock                            Vesting Date
                  -------------------                          ----------------
                          25%                                  November 1, 2000
                          25%                                  November 1, 2001
                          25%                                  November 1, 2002
                          25%                                  November 1, 2003


Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. As soon as the Optionee no longer is employed by or performs services to the Company any unvested portion of the Option shall terminate and be null and void.

         3. Method of Exercise. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 2 hereof by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the exercise price, and (b) arrangements that are satisfactory to the Company in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

         4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to realize a financial account charge); (d) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Company shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (e) such other consideration or in such other manner as may be determined by the Company in its absolute discretion.

         5.       Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i) three (3) months after the date on which the
                  Optionee's employment with the Company is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Company, or (C) death;

                           (ii) immediately upon the termination of the Optionee's employment with the Company for Cause;

                           (iii) twelve (12) months after the date on which the
                  Optionee's employment with the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Company;

                           (iv) twelve (12) months after the date of
                  termination of the Optionee's employment with the Company by reason of the death of the Optionee (or, if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (iii) of this Section 5);

                           (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company, or any of their respective officers, directors or shareholders; or

                           (vi) the tenth anniversary of the date as of which the Option is granted.

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 7(c) hereof, and (ii) the Company in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Section 9(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Company shall give written notice of any proposed transaction referred to in this
Section 5(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 5(b).

         6. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.       Adjustment of Shares.

                  (a) If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made by the Company in the number of shares of Stock and the Option Price per share thereof then subject to any outstanding Options, so that the same percentage of the Company's issued and outstanding shares of Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) The Company may change the terms of this Option with respect to the Option Price or the number of Shares subject to the Option, or both, when, in the Company's sole discretion, such adjustments become appropriate so as to preserve but not increase the benefits under the Option.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Company, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Company does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 5(c) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or Option Price for shares of Stock then subject to outstanding Options granted under this Agreement.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Common Stock subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9.       Acceleration of Exercisability of Option.

                  (a) This Option shall become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 5 hereof, (i) there is a "Change in Control," (ii) or in the event that the Company exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 5(b) hereof, or (iii)the Option is terminated pursuant to Section 5(b)(i) hereof.

                  (b) For purposes of this provision, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of a
                  reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                           (ii) The acquisition (other than from the Company)
                  by any person, entity or "group", within the meaning of
                  Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) The Company may in its sole discretion accelerate the date on which this Option may be exercised and may accelerate the vesting of any Shares subject to this Option or previously acquired by the exercise of any Option.

         10. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to the Optionee or any beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         11. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.

         13. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

         14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's offices at 25 5th Avenue, Indialantic, Florida 32903, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         15. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  There may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain realized on disposition of the Shares will be treated as short-term or long-term capital gain for federal income tax purposes, depending upon whether the Shares have been held for at least one year following exercise of the Option.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of May 16, 2000.


                                    COMPANY:

                                    SUMMIT BROKERAGES SERVICES, INC.,
                                    a Florida corporation


                                    By:
                                       ----------------------------------------
                                       Mark Caulfield, Chief Financial Officer


         Optionee represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.


Dated:                              OPTIONEE:
      -----------------


                                    By:
                                       ----------------------------------------

                                                                      EXHIBIT B



                                    FORM OF

                             ARTICLES OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                        SUMMIT BROKERAGE SERVICES, INC.

                            (A FLORIDA CORPORATION)


         Pursuant to the provisions of Section 607.1006, Florida Statutes, this Corporation adopts the following articles of amendment to its Amended and Restated Articles of Incorporation:

         1.       The name of the Corporation is SUMMIT BROKERAGE SERVICES,
INC.

         2        Section A(1) of Article V of the Amended and Restated
Articles of Incorporation is amended to read in its entirety as follows:

                  "...(1) The maximum aggregate number of shares of common stock, par value $.0001 per share (the "Common Stock"), that this Corporation shall have the authority to issue is 50,000,000 shares."

         3. The foregoing amendment to the Articles of Incorporation of the Corporation was adopted and approved by (i) unanimous consent of the Corporation's Board of Directors at a meeting held on July 9, 2002, and (ii) the holders of a majority of the Corporation's issued and outstanding capital stock entitled to vote thereon, representing the number of votes sufficient for approval at an annual meeting of shareholders held on August 24, 2002.

         IN WITNESS WHEREOF, these Articles of Amendment have been executed this ____ day of August, 2002.


                                    SUMMIT BROKERAGE SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                       Marshall T. Leeds, Chairman and Chief
                                       Executive Officer

                                                                      EXHIBIT C




                        SUMMIT BROKERAGE SERVICES, INC.



                        2000 INCENTIVE COMPENSATION PLAN

                        SUMMIT BROKERAGE SERVICES, INC.

                        2000 INCENTIVE COMPENSATION PLAN


1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................3
         (a)      Authority of the Committee......................................................................3
         (b)      Manner of Exercise of Committee Authority.......................................................3
         (c)      Limitation of Liability.........................................................................4
4.       Stock Subject to Plan....................................................................................4
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................4
         (b)      Application of Limitations......................................................................4
5.       Eligibility; Per-Person Award Limitations................................................................4
6.       Specific Terms of Awards.................................................................................4
         (a)      General.........................................................................................4
         (b)      Options.........................................................................................5
         (c)      Stock Appreciation Rights.......................................................................6
         (d)      Restricted Stock................................................................................6
         (e)      Deferred Stock..................................................................................7
         (f)      Bonus Stock and Awards in Lieu of Obligations...................................................7
         (g)      Dividend Equivalents............................................................................8
         (h)      Other Stock-Based Awards........................................................................8
7.       Certain Provisions Applicable to Awards..................................................................8
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards..........................................8
         (b)      Term of Awards..................................................................................8
         (c)      Form and Timing of Payment Under Awards; Deferrals..............................................8
         (d)      Exemptions from Section 16(b) Liability.........................................................9
8.       Performance and Annual Incentive Awards..................................................................9
         (a)      Performance Conditions..........................................................................9
         (b)      Performance Awards Granted to Designated Covered Employees......................................9
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................10
         (d)      Written Determinations.........................................................................11
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................11
9.       Change in Control.......................................................................................11
         (a)      Effect of "Change in Control.".................................................................11
         (b)      Definition of "Change in Control"..............................................................12
         (c)      Definition of "Change in Control Price.".......................................................12
10.      General Provisions......................................................................................12
         (a)      Compliance With Legal and Other Requirements...................................................12
         (b)      Limits on Transferability; Beneficiaries.......................................................13
         (c)      Adjustments....................................................................................13
         (d)      Taxes..........................................................................................14
         (e)      Changes to the Plan and Awards.................................................................14
         (f)      Limitation on Rights Conferred Under Plan......................................................14
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................14
         (h)      Nonexclusivity of the Plan.....................................................................14
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................14
         (j)      Governing Law..................................................................................15
         (k)      Plan Effective Date and Shareholder Approval; Termination of Plan..............................15


                                      (i)

                        SUMMIT BROKERAGE SERVICES, INC.

                        2000 INCENTIVE COMPENSATION PLAN


         1. Purpose. The purpose of this 2000 Incentive Compensation Plan (the "PLAN") is to assist SUMMIT BROKERAGE SERVICES, INC., a Florida corporation (the "COMPANY") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in
Section 1 hereof.

                  (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b)      "Award" means any Option, SAR (including Limited
SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (e)      "Board" means the Company's Board of Directors.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                  (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                  (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (m)      "Director" means a member of the Board.

                  (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (p) "Effective Date" means the effective date of the Plan, which shall be July 21, 2000.

                  (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

                  (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (dd) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

                  (ff) "Stock" means the Company's Common Stock, par value $.0001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

                  (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         3.       Administration.

                  (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4.       Stock Subject to Plan.

                  (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) Four Million (4,000,000) plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in
Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed Four Million (4,000,000) shares.

                  (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6.       Specific Terms of Awards.

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In addition, the Option may, but need not include, a provision whereby the Participant may elect at any time while an Eligible Employee to exercise the Option as to any part or all of the Stock subject to the Option prior to the full vesting of the Option; provided that any unvested shares of Stock so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of (x) the original repurchase price or (y) the Fair Market Value of the shares of Stock on the date of such repurchase, or to any other restrictions the Committee determines to be appropriate.

                           (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A)      the Option shall not be
                  exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B)      The aggregate Fair Market Value
                  (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock

                  Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under
                  Section 7(a) hereof.

                           (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants and/or permit Participants to purchase Restricted Stock on the following terms and conditions:

                           (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or purchase or thereafter. Except to the extent restricted under the terms of the Plan and any agreement relating to the Restricted Stock, a Participant who is granted or has purchased Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award or purchase, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificates for Stock. Restricted Stock granted and/or purchased under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the grant or purchase of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.       Certain Provisions Applicable to Awards.

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

                  (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the

Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under
Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8.       Performance and Annual Incentive Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

                  (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i)      Performance Goals Generally. The
                  performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital;

                  (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to shareholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performance-based compensation under Code
                  Section 162(m).

                           (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.       Change in Control.

                  (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b), the following provisions shall apply:

                           (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                           (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                           (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10.      General Provisions.

                  (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof,
(iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

                  (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                      EXHIBIT D


                        SUMMIT BROKERAGE SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      FOR
                               MARSHALL T. LEEDS

                                   AGREEMENT


         1. Grant of Option. SUMMIT BROKERAGE SERVICES, INC. (the "COMPANY") hereby grants, as of and effective March 22, 2002 (the "DATE OF GRANT"), to MARSHALL T. LEEDS (the "OPTIONEE") an option (the "OPTION") to purchase up to 7,000,000 shares of the Company's Common Stock, $.0001 par value (the "STOCK"), at an exercise price per share equal to $0.25 (the "OPTION PRICE"). The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Exercise Schedule. Except as otherwise provided in Section 5 of this Agreement, the Option shall be exercisable in whole or in part immediately.

         3. Method of Exercise. This Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as is necessary to assure compliance of the Option exercise and Stock issuance with applicable Federal and state securities laws. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the exercise price, and (b) arrangements that are satisfactory to the Company in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

         4. Method of Payment. Payment of the exercise price shall be in cash, by any of the following, or a combination thereof, at the election of the
Optionee: (a) cash, (b) check, (c) with shares of Company Common Stock that have been held by the Optionee for at least 6 months (or such other shares as the Company determines will not cause the Company to realize a financial accounting charge), by delivery of a properly executed exercise notice together with such other documentation as the Company shall require to effect an exercise of the Option, or (d) such other consideration or in such other manner as may be determined by the compensation committee of the Company's Board of Directors (the "COMPENSATION COMMITTEE"), in its absolute discretion.

         5.       Termination of Option.

         (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (i) immediately upon termination of the Optionee's employment with the Company for "Cause," as such term is defined in the employment agreement between the Company and the Optionee;

                  (ii) ninety (90) days after Optionee's voluntary termination of his employment with the Company;

                  (iii) ninety (90) days after the date on which the Optionee's employment with the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Company;

                  (iv) ninety (90) days after the date of termination of the Optionee's employment with the Company by reason of the death of the Optionee; or

                  (v)      December 31, 2007;

                  (vi) provided however, if Optionee's employment with the Company is terminated by the Company without Cause or by the Optionee for Good Reason (as defined in Optionee's employment agreement), any unvested portion of this Option shall become immediately vested and exercisable on such date and the Option shall terminate on December 31, 2007.

                  All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a subsidiary, refer to the termination of the Optionee's service with the Company.

         (b) To the extent not previously exercised, the Option shall terminate immediately in the event of (i) the liquidation or dissolution of the Company, or (ii) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 7(c) hereof. The Company shall give written notice of any proposed transaction referred to in this Section 5(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 5(b).

         6. Transferability. The Option may be transferred by the Optionee only upon the written consent of the Corporation, with consent shall not be unreasonably withheld. Any such transferee shall agree in writing to be bound by the terms of this Agreement with respect to any portion of the Option so transferred. In addition to any such transferees, the terms of this Option shall also be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.       Adjustment of Shares.

         (a) If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made by the Company in the number of shares of Stock and the Option Price per share thereof then subject to any outstanding Options, so that the same percentage of the Company's issued and outstanding shares of Stock shall remain subject to purchase at the same aggregate exercise price.

         (b) The Compensation Committee may change the terms of this Option with respect to the Option Price or the number of shares of Stock subject to the Option, or both, when, in the Company's sole discretion, such adjustments become appropriate so as to preserve but not increase the benefits under the Option.

         (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Company, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Company does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 5(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

         (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or Option Price for shares of Stock then subject to outstanding Options granted under this Agreement.

         (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Common Stock subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9. Provision for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to the Optionee or any beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                  For so long as Optionee is deemed an employee of the Company, the Company hereby agrees to pay the amount of Optionee's income tax liability incurred by him upon exercise of the Stock Option or any portion thereof that is directly related to such exercise; provided, however, that the Company's obligation to pay such tax shall not exceed the amount of the tax benefit the Company receives as a direct result of the Optionee's exercise of the Stock Option or any portion thereof. Coverage of such tax by the Company shall be made in the form of a bonus to the Optionee, which will be also subject to the same tax coverage by the Company, up to a maximum amount of the Company's tax benefit derived from such bonus. The amount of the total tax liability of the Optionee (and, therefore, the Company's liability, up to a maximum of the tax benefit to the Company in connection with the foregoing) shall be calculated by the Company at the time of exercise of the Stock Option or any portion thereof pursuant to the following convergence formula recognized by the Internal Revenue Service as applicable to calculating such tax liability: I divided by (1 - X) multiplied by X (where "I" is the amount deemed compensation pursuant to option exercise and where "X" is the Optionee's highest marginal income tax bracket). For example, assuming the compensation resulting from option exercise is $1,000,000, and the Optionee was in the 40% tax bracket, the calculation for the total tax liability would be as follows:

            Income    x    .40    =    amount of tax liability
            ------------------
                  1 - .40


$1,000,000  x  .40  =  $1,000,000  x  .40  =  $666,666.67 (total tax liability)
------------------     ------------------
    1 - .40                   .60

         10. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         11. Governing Law; Jurisdiction and Venue. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM.

         12. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

         13. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's offices at 25 Fifth Avenue, Indialantic, Florida 32903, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         14. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the shares of Stock under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  There may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the shares of Stock on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain realized on disposition of the shares of Stock will be treated as short-term or long-term capital gain for federal income tax purposes, depending upon whether the shares of Stock have been held for at least one year following exercise of the Option.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of and effective the date first written above.


                                    COMPANY:

                                    SUMMIT BROKERAGE SERVICES, INC.,
                                     a Florida corporation

                                    By: /s/ Richard Parker
                                       ----------------------------------------
                                       Richard Parker, CEO and Chairman

                           0PTIONEE'S ACKNOWLEDGEMENT


         Optionee represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.


                                    OPTIONEE:


                                    By:  /s/ Marshall T. Leeds
                                       ----------------------------------------
                                       Marshall T. Leeds

                                       Address:
                                               --------------------------------

                                       ----------------------------------------

                                                                      EXHIBIT E


                        SUMMIT BROKERAGE SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      FOR
                                 RICHARD PARKER

                                   AGREEMENT


         1. Grant of Option. SUMMIT BROKERAGE SERVICES, INC. (the "COMPANY") hereby grants, as of and effective March 22, 2002 (the "DATE OF GRANT"), to RICHARD PARKER (the "OPTIONEE") an option (the "OPTION") to purchase up to 400,000 shares of the Company's Common Stock, $.0001 par value (the "STOCK"), at an exercise price per share equal to $0.50 (the "OPTION PRICE"). The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Exercise Schedule. Except as otherwise provided in Section 5 of this Agreement, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of shares of Stock as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "VESTING DATE") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of shares of Stock granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Subsidiary through and on the applicable Vesting Date:

         % OF STOCK/NO. OF SHARES                VESTING DATE
         ------------------------              -----------------
            50%/200,000 shares                 On March 22, 2003

            50%/200,000 shares                 On March 22, 2004

         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. As soon as the Optionee no longer is employed by the Company or any of its Subsidiaries, is no longer serving as an officer and is no longer serving as a Director, any unvested portion of the Option shall terminate and be null and void.

         3. Method of Exercise. This Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as is necessary to assure compliance of the Option exercise and Stock issuance with applicable Federal and state securities laws. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the exercise price, and (b) arrangements that are satisfactory to the Company in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

         4. Method of Payment. Payment of the exercise price shall be in cash, by any of the following, or a combination thereof, at the election of the
Optionee: (a) cash, (b) check, (c) with shares of Company Common Stock that have been held by the Optionee for at least 6 months (or such other shares as the Company determines will not cause the Company to realize a financial accounting charge), by delivery of a properly executed exercise notice together with such other documentation as the Company shall require to effect an exercise of the Option, or

(d) such other consideration or in such other manner as may be determined by the compensation committee of the Company's Board of Directors (the "Compensation Committee"), in its absolute discretion.

         5.       Termination of Option.

         (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (i) immediately upon termination of the Optionee's employment with the Company for "Cause," as such term is defined in the employment agreement between the Company and the Optionee;

                  (ii) ninety (90) days after Optionee's voluntary termination of his employment with the Company;

                  (iii) ninety (90) days after the date on which the Optionee's employment with the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Company;

                  (iv) ninety (90) days after the date of termination of the Optionee's employment with the Company by reason of the death of the Optionee; or

                  (v)      December 31, 2007;

                  (vi) provided however, if Optionee's employment with the Company is terminated by the Company without Cause or by the Optionee for Good Reason (as defined in Optionee's employment agreement) any unvested portion of this Option shall become immediately vested and exercisable on such date and the Option shall terminate on December 31, 2007.

                  All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

         (b) To the extent not previously exercised, the Option shall terminate immediately in the event of (i) the liquidation or dissolution of the Company, or (ii) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 7(c) hereof. The Company shall give written notice of any proposed transaction referred to in this Section 5(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 5(b).

         (c) The Company may in its sole discretion accelerate the vesting of any Shares subject to this Option.

         6. Transferability. The Option may be transferred by the Optionee only upon the written consent of the Corporation, with consent shall not be unreasonably withheld. Any such transferee shall agree in writing to be bound by the terms of this Agreement with respect to any portion of the Option so transferred. In addition to any such transferees, the terms of this Option shall also be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.       Adjustment of Shares.

         (a) If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made by the Company in the number of shares of Stock and the Option Price per share thereof then subject to any outstanding Options, so that the same percentage of the Company's issued and outstanding shares of Stock shall remain subject to purchase at the same aggregate exercise price.

         (b) The compensation Committee of the Company's Board of Directors (the "COMPENSATION COMMITTEE") may change the terms of this Option with respect to the Option Price or the number of Shares subject to the Option, or both, when, in the Company's sole discretion, such adjustments become appropriate so as to preserve but not increase the benefits under the Option.

         (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Company, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Company does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 5(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

         (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or Option Price for shares of Stock then subject to outstanding Options granted under this Agreement.

         (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Common Stock subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9.       [Intentionally omitted.]

         10. Provisions For Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to the Optionee or any beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                  For so long as Optionee is deemed an employee of the Company, the Company hereby agrees to pay the amount of Optionee's income tax liability incurred by him upon exercise of the Stock Option or any portion thereof that is directly related to such exercise; provided, however, that the Company's obligation to pay such tax shall not exceed the amount of the tax benefit the Company receives as a direct result of the Optionee's exercise of the Stock Option or any portion thereof. Coverage of such tax by the Company shall be made in the form of a bonus to the Optionee, which will be also subject to the same tax coverage by the Company, up to a maximum amount of the Company's tax benefit derived from such bonus. The amount of the total tax liability of the Optionee (and, therefore, the Company's liability, up to a maximum of the tax benefit to the Company in connection with the foregoing) shall be calculated by the Company at the time of exercise of the Stock Option or any portion thereof pursuant to the following convergence formula recognized by the Internal Revenue Service as applicable to calculating such tax liability: I divided by (1 - X) multiplied by X (where "I" is the amount deemed compensation pursuant to option exercise and where "X" is the Optionee's highest marginal income tax bracket). For example, assuming the compensation resulting from option exercise if $1,000,000, and the Optionee was in the 40% tax bracket, the calculation for the total tax liability would be as follows:

             Income    x    .40    =    amount of tax liability
             ------------------
                   1 - .40

$1,000,000  x  .40  =  $1,000,000  x  .40  =  $666,666.67 (total tax liability)
------------------     ------------------
     1 - .40                  .60

         11. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. Law Governing; Jurisdiction and Venue. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM.

         13. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

         14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's offices at 25 Fifth Avenue, Indialantic, Florida 32903, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         15. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  There may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain realized on disposition of the Shares will be treated as short-term or long-term capital gain for federal income tax purposes, depending upon whether the Shares have been held for at least one year following exercise of the Option.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of and effective the date first written above.


                                    COMPANY:

                                    SUMMIT BROKERAGE SERVICES, INC.,
                                    a Florida corporation


                                    By:  /s/ Mark F. Caulfield
                                       ----------------------------------------
                                       Name:  Mark F. Caulfield
                                       Title:  Chief Financial Officer

         Optionee represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.


                                    OPTIONEE:


                                    By:  /s/ Richard Parker
                                       ----------------------------------------
                                       Richard Parker

                                       Address:
                                               --------------------------------

                                       ----------------------------------------

                                                                      EXHIBIT F


                        SUMMIT BROKERAGE SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      FOR
                                 RICHARD PARKER

                                   AGREEMENT


         1. Grant of Option. SUMMIT BROKERAGE SERVICES, INC. (the "COMPANY") hereby grants, as of and effective March 22, 2002 (the "DATE OF GRANT"), to RICHARD PARKER (the "OPTIONEE") an option (the "OPTION") to purchase up to 500,000 shares of the Company's Common Stock, $.0001 par value (the "STOCK"), at an exercise price per share equal to $0.10 the "OPTION PRICE"). The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Exercise Schedule. Except as otherwise provided in Section 5 of this Agreement, the Option shall be exercisable in whole or in part immediately.

         3. Method of Exercise. This Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as is necessary to assure compliance of the Option exercise and Stock issuance with applicable Federal and state securities laws. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the exercise price, and (b) arrangements that are satisfactory to the Company in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

         4. Method of Payment. Payment of the exercise price shall be in cash, by any of the following, or a combination thereof, at the election of the
Optionee: (a) cash, (b) check, (c) with shares of Company Common Stock that have been held by the Optionee for at least 6 months (or such other shares as the Company determines will not cause the Company to realize a financial accounting charge), by delivery of a properly executed exercise notice together with such other documentation as the Company shall require to effect an exercise of the Option, or (d) such other consideration or in such other manner as may be determined by the compensation committee of the Company's Board of Directors (the "Compensation Committee"), in its absolute discretion.

         5.       Termination of Option.

                  (a)      The Option shall terminate on December 31, 2007.

                  (b) To the extent not previously exercised, the Option shall terminate immediately in the event of (i) the liquidation or dissolution of the Company, or (ii) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 7(c) hereof. The Company shall give written notice of any proposed transaction referred to in this Section 5(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 5.

         6. Transferability. The Option may be transferred by the Optionee only upon the written consent of the Corporation, with consent shall not be unreasonably withheld. Any such transferee shall agree in writing to be bound by the terms of this Agreement with respect to any portion of the Option so transferred. In addition to any such transferees, the terms of this Option shall also be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.       Adjustment of Shares.

                  (a) If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made by the Company in the number of shares of Stock and the Option Price per share thereof then subject to any outstanding Options, so that the same percentage of the Company's issued and outstanding shares of Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) The compensation Committee of the Company's Board of Directors (the "COMPENSATION COMMITTEE") may change the terms of this Option with respect to the Option Price or the number of Shares subject to the Option, or both, when, in the Company's sole discretion, such adjustments become appropriate so as to preserve but not increase the benefits under the Option.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Company, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Company does not consent to such an assumption or substitution, then each Option shall terminate pursuant to
Section 5(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or Option Price for shares of Stock then subject to outstanding Options granted under this Agreement.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Common Stock subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9.       [Intentionally omitted.]

         10. Provisions For Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to the Optionee or any beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                  For so long as Optionee is deemed an employee of the Company, the Company hereby agrees to pay the amount of Optionee's income tax liability incurred by him upon exercise of the Stock Option or any portion thereof that is directly related to such exercise; provided, however, that the Company's obligation to pay such tax shall not exceed the amount of the tax benefit the Company receives as a direct result of the Optionee's exercise of the Stock Option or any portion thereof. Coverage of such tax by the Company shall be made in the form of a bonus to the Optionee, which will be also subject to the same tax coverage by the Company, up to a maximum amount of the Company's tax benefit derived from such bonus. The amount of the total tax liability of the Optionee (and, therefore, the Company's liability, up to a maximum of the tax benefit to the Company in connection with the foregoing) shall be calculated by the Company at the time of exercise of the Stock Option or any portion thereof pursuant to the following convergence formula recognized by the Internal Revenue Service as applicable to calculating such tax liability: I divided by (1 - X) multiplied by X (where "I" is the amount deemed compensation pursuant to option exercise and where "X" is the Optionee's highest marginal income tax bracket). For example, assuming the compensation resulting from option exercise if $1,000,000, and the Optionee was in the 40% tax bracket, the calculation for the total tax liability would be as follows:

               Income    x    .40    =    amount of tax liability
               ------------------
                    1 - .40


$1,000,000  x  .40  =  $1,000,000  x  .40  =  $666,666.67 (total tax liability)
------------------     ------------------
      1 - .40                 .60

         11. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. Law Governing; Jurisdiction and Venue. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM.

         13. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

         14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's offices at 25 Fifth Avenue, Indialantic, Florida 32903, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         15. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND

REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  There may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain realized on disposition of the Shares will be treated as short-term or long-term capital gain for federal income tax purposes, depending upon whether the Shares have been held for at least one year following exercise of the Option.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of and effective the date first written above.


                                    COMPANY:

                                    SUMMIT BROKERAGE SERVICES, INC.,
                                    a Florida corporation


                                    By:  /s/ Mark F. Caulfield
                                       ----------------------------------------
                                       Name:  Mark F. Caulfield
                                       Title:    Chief Financial Officer


         Optionee represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.


                                    OPTIONEE:


                                    By:  /s/ Richard Parker
                                       ----------------------------------------
                                       Richard Parker

                                       Address:
                                               --------------------------------

                                       ----------------------------------------

                        SUMMIT BROKERAGE SERVICES, INC.

                ANNUAL MEETING OF SHAREHOLDERS, AUGUST 24, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Summit Brokerage Services, Inc. (the "Company") hereby appoints Steven C. Jacobs and Mark F. Caulfield, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments or postponements thereof, to be held at the Hilton Melbourne Airport at Rialto Place, located at 200 Rialto Place, Melbourne, Florida, on Saturday, August 24, 2002, at 10:00 a.m. Eastern Time, in accordance with the following instructions:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2, 3 and 4.

                        SUMMIT BROKERAGE SERVICES, INC.
                      2002 ANNUAL MEETING OF SHAREHOLDERS

1.  ELECTION OF DIRECTORS:

   1. Richard Parker    2. Harry S. Green   3. Marshall T. Leeds   4. Sanford B.
    Cohen                          5. Steven C. Jacobs

    [ ]  FOR all nominees listed above                          [ ]  WITHHOLD AUTHORITY to vote
     (except as specified below)                                for all nominees listed above.
     (Instructions: To withhold authority to vote for any         [ ]
    indicated nominee, write the number(s) in the box provided to the right.)

2. To approve an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock from 20,000,000 shares to 50,000,000 shares:

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3. To approve the increase of the number of shares of common stock reserved for issuance under the 2000 Incentive Compensation Plan from 900,000 shares to 4,000,000 shares:

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN


4. To approve certain option agreements between the Company and each of Marshall T. Leeds and Richard Parker; dated March 22, 2002.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this Meeting or any adjournments or postponements thereof.

                                                  ------------------------------

                                                  ------------------------------

                                                  SIGNATURE(S): (Please sign
                                                  exactly as your name appears
                                                  on the Proxy. When shares are
                                                  held by joint tenants, both
                                                  should sign. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  partner, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or by other
                                                  authorized officer. If a
                                                  partnership, please sign in
                                                  partnership name by authorized
                                                  person.)

                                                  Date:
                                                  ------------------------------

                                                  Number of Shares:

         -----------------------------------------------------------------------